T. Rowe Price International Value Equity Fund

Supplement to Prospectus Dated March 1, 2018

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective immediately, Sebastien Mallet will replace Jonathan H.W. Matthews as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Mallet joined T. Rowe Price International Ltd in 2005.

On pages 8-9, the disclosure under “Portfolio Management” is supplemented as follows:

Effective immediately, Sebastien Mallet will replace Jonathan H.W. Matthews as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Mallet joined the Firm in 2005 and his investment experience dates from 2000. He has served a portfolio manager with the Firm throughout the past five years.

The date of this supplement is July 16, 2018.

F127-041 7/16/18